Exhibit No. 99


September 24, 2003




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Peoples Bancorp Inc. - Peoples Bancorp Inc. Retirement Savings Plan Commission File No. 0-16772
Report on Form 8-K


Commissioners:

We have read the statements made by Peoples Bancorp Inc., which we understand will be filed with the Commission, pursuant to item 5 of Form 8-K, as part of the Company's Form 8-K report dated September 22, 2003. We agree with statements concerning our Firm in such Form 8-K.

Sincerely,

/s/ Rea & Associates, Inc.

Rea & Associates, Inc.